UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed statements of operations (the “Pro Forma Statements of Operations”) for the nine months ended September 30, 2016 and for the year ended December 31, 2015 reflect the historical consolidated Statements of Operations of Diversicare and the historical carve-out results of operations for the Alabama and Mississippi Golden Living Centers acquired by Diversicare. The Pro Forma Statements of Operations give effect to the acquisition as if it had been completed on January 1, 2015, the beginning of the earliest period presented. The accompanying unaudited pro forma condensed balance sheet (the “Pro Forma Balance Sheet”) as of September 30, 2016 reflects the historical consolidated balance sheets of Diversicare and the assets and liabilities related to the Alabama and Mississippi Golden Living Centers, giving effect to the acquisition as if it had been completed on September 30, 2016. The facilities were acquired via operations transfer agreements and a triple-net lease from Golden Living for 20 facilities and assumption of two triple-net leases of individual facilities. The facilities were already operating and treating patients on the transition dates. The Company leased these facilities to assume the operations, but did not take ownership of the properties.
The statements do not include any adjustment for liabilities or related costs that may result from integration activities, since management is in the process of making these assessments. Significant liabilities and related costs may ultimately be recorded for costs associated with integration activities.
We anticipate that the acquisition will result in significant annual synergies that would be unachievable without completing the acquisition. No assurance can be made that we will be able to achieve these synergies and any such synergies have not been reflected in these Pro Forma Statements of Operations.
The Pro Forma Statements of Operations do not include any material nonrecurring charges that might arise as a result of the acquisition, but do include adjustments for transaction-related costs that are factually supportable. The pro forma adjustments do not include all costs required to assume and operate the new facilities.
The accompanying statements and related notes are being provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated balance sheet of Diversicare would have been had the acquisition occurred on the dates assumed, nor are they necessarily indicative of Diversicare's future consolidated results of operations or consolidated financial position. The statements do not reflect synergies expected as a result of the acquisition. The statements are based upon currently available information and estimates and assumptions that Diversicare management believes are reasonable as of the date hereof. The historical carve-out results of operations for the Alabama and Mississippi Golden Living Centers include allocations and estimates where data was not maintained on a specific basis within the books and records and may not reflect the actual results of operations due to the significant number of allocations and estimates. Any of the factors underlying these estimates and assumptions may change or prove to be materially different.
The accompanying statements have been developed from and should be read in conjunction with the audited annual and unaudited interim consolidated financial statements and related notes of Diversicare on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2016 and Form 10-Q for the quarter ended September 30, 2016 filed with the SEC on November 3, 2016, and the audited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) and the unaudited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) included in Exhibits 99.1 and 99.2, respectively, contained in this Current Report on Form 8-K/A.

DIVERSICARE HEALTHCARE SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2016
(in thousands, except per share amounts)

	Historical Diversicare	Historical Golden Living	Adjustments		Pro Forma Combined
PATIENT REVENUES, net	$291,063	$140,716	$—		$431,779
EXPENSES:
Operating	236,444	—	112,596	(a)	349,040
Wages and related	—	59,956	(59,956)	(a)	—
Contracted services	—	6,112	(6,112)	(a)	—
Supplies	—	7,874	(7,874)	(a)	—
Provision for bad debts	—	1,655	(1,655)	(a)	—
Other operating and administrative	—	40,327	(40,327)	(a)	—
Lease and rent expense	20,971	11,795	9,299	(b)	42,065
Professional liability	5,977	5,234	—		11,211
General and administrative	21,035	—	3,328 (631)	(a) (c)	23,732
Depreciation and amortization	6,055	2,752	(2,752)	(d)	6,055
Lease termination costs	2,008	—	—		2,008
Total expenses	292,490	135,705	5,916		434,111
OPERATING INCOME (LOSS)	(1,427)	5,011	(5,916)		(2,332)
OTHER EXPENSE:
Equity in net income of unconsolidated affiliate	191	—	—		191
Interest expense, net	(3,429)	(45)	45	(e)	(3,429)
Debt retirement costs	(351)	—	—		(351)
Total other expense	(3,589)	(45)	45		(3,589)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5,016)	4,966	(5,871)		(5,921)
BENEFIT (PROVISION) FOR INCOME TAXES	1,834	(1,912)	2,296	(f)	2,218
INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,182)	3,054	(3,575)		(3,703)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE:
Per common share – basic
Continuing operations	$(0.51)				$(0.60)
Per common share – diluted
Continuing operations	$(0.51)				$(0.60)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,195				6,195
Diluted	6,195				6,195

See the accompanying notes to unaudited pro forma condensed financial statements.

DIVERSICARE HEALTHCARE SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the year ended December 31, 2015
(in thousands, except per share amounts)

	Historical Diversicare	Historical Golden Living	Adjustments		Pro Forma Combined
PATIENT REVENUES, net	$387,595	$189,896	$—		$577,491
EXPENSES:
Operating	311,035	—	149,449	(a)	460,484
Wages and related	—	79,958	(79,958)	(a)	—
Contracted services	—	8,065	(8,065)	(a)	—
Supplies	—	10,819	(10,819)	(a)	—
Provision for bad debts	—	2,181	(2,181)	(a)	—
Other operating and administrative	—	54,459	(54,459)	(a)	—
Lease and rent expense	28,690	15,717	12,408	(b)	56,815
Professional liability	8,122	5,995	—		14,117
General and administrative	24,793	—	6,033	(a)	30,826
Depreciation and amortization	7,524	3,585	(3,585)	(d)	7,524
Total expenses	380,164	180,779	8,823		569,766
OPERATING INCOME (LOSS)	7,431	9,117	(8,823)		7,725
OTHER EXPENSE:
Equity in net income of unconsolidated affiliate	339	—	—		339
Interest expense, net	(4,102)	(72)	72	(e)	(4,102)
Total other expense	(3,763)	(72)	72		(3,763)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,668	9,045	(8,751)		3,962
BENEFIT (PROVISION) FOR INCOME TAXES	(916)	(3,541)	3,422	(f)	(1,035)
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,752	5,504	(5,329)		2,927
NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE:
Per common share – basic
Continuing operations	$0.45				$0.48
Per common share – diluted
Continuing operations	$0.44				$0.46
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,100				6,100
Diluted	6,315				6,315

See the accompanying notes to unaudited pro forma condensed financial statements.

DIVERSICARE HEALTHCARE SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
September 30, 2016
(in thousands)

	Historical Diversicare	Historical Golden Living	Adjustments (g)		Pro Forma Combined
CURRENT ASSETS:
Cash and cash equivalents	$3,483	$84	$715	(h)	$4,282
Receivables, net	39,978	17,003	(17,003)		39,978
Other receivables	1,352	—	—		1,352
Prepaid expenses and other current assets	3,853	84	(84)		3,853
Operating supplies	—	586	(586)		—
Income tax refundable	378	—	—		378
Current assets of discontinued operations	44	—	—		44
Deferred income taxes	7,405	1,730	(1,730)		7,405
Total current assets	56,493	19,487	(18,688)		57,292

PROPERTY AND EQUIPMENT, at cost	125,356	—	—		125,356
Less accumulated depreciation and amortization	(67,245)	—	—		(67,245)
Property and equipment, net	—	20,104	(20,104)		—
Property and equipment, net	58,111	20,104	(20,104)		58,111

OTHER ASSETS:
Deferred income taxes	14,853	—	—		14,853
Deferred lease and other costs, net	196	—	—		196
Investment in unconsolidated affiliate	989	—	—		989
Other noncurrent assets	2,477	12	(12)		2,477
Acquired leasehold interest, net	7,171	—	—		7,171
Total other assets	25,686	12	(12)		25,686
	$140,290	$39,603	$(38,804)		$141,089

See the accompanying notes to unaudited pro forma condensed financial statements.

DIVERSICARE HEALTHCARE SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
September 30, 2016
(in thousands)

	Historical Diversicare	Historical Golden Living	Adjustments (g)		Pro Forma Combined
CURRENT LIABILITIES:
Current portion of long-term debt and capitalized lease obligations	$6,888	$241	$(241)		$6,888
Trade accounts payable	10,014	3,349	(3,349)		10,014
Current liabilities of discontinued operations	428	—	—		428
Accrued expenses:
Payroll and employee benefits	13,698	3,207	(2,408)	(h)	14,497
Self-insurance reserves, current portion	9,745	—	—		9,745
Accrued provider taxes	—	1,683	(1,683)		—
Other current liabilities	6,378	961	746	(i)	8,085
Total current liabilities	47,151	9,441	(6,935)		49,657
NONCURRENT LIABILITIES:
Long-term debt and capitalized lease obligations, less current portion and deferred financing costs	61,816	380	(380)		61,816
Self-insurance reserves, noncurrent portion	10,993	—	—		10,993
Deferred tax liability	—	707	(707)		—
Other noncurrent liabilities	10,815	61	(61)		10,815
Total noncurrent liabilities	83,624	1,148	(1,148)		83,624
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Series A preferred stock, authorized 200,000 shares, $.10 par value, none issued and outstanding
Common stock, authorized 20,000,000 shares, $.01 par value, 6,592,000 and 6,513,000 shares issued, and 6,360,000 and 6,281,000 shares outstanding, respectively	66	—	—		66
Treasury stock at cost, 232,000 shares of common stock	(2,500)	—	—		(2,500)
Paid-in capital	21,667	—	—		21,667
Accumulated deficit	(9,348)	—	—		(9,348)
Accumulated other comprehensive loss	(370)	—	—		(370)
Equity	—	29,014	(30,721)	(i)	(1,707)
Total shareholders’ equity	9,515	29,014	(30,721)		7,808
	$140,290	$39,603	$(38,804)		$141,089

See the accompanying notes to unaudited pro forma condensed financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

NOTE 1.    DESCRIPTION OF TRANSACTION
On August 15, 2016, the Company entered into Operation Transfer Agreements to assume the operations of 22 facilities from Golden Living ("the "Lessor").
On October 1, 2016, the Company entered into a Master Lease Agreement (the "Lease") with Golden Living to directly lease eight facilities located in Mississippi from the Lessor, which resulted in the following business acquisitions: (i) a 152-bed skilled nursing facility known as Golden Living Center - Amory; (ii) a 130-bed skilled nursing facility known as Golden Living Center - Batesville; (iii) a 58-bed skilled nursing facility known as Golden Living Center - Brook Manor; (iv) a 119-bed skilled nursing facility known as Golden Living Center - Eupora; (v) a 140-bed skilled nursing facility known as Golden Living Center - Ripley; (vi) a 140-bed skilled nursing facility known as Golden Living Center - Southaven; (vii) a 120-bed skilled nursing facility known as Golden Living Center - Eason Blvd; (viii) a 60-bed skilled nursing facility known as Golden Living Center - Tylertown. The Lease is triple net and has an initial term of ten years with two separate five year options to extend the term. The Company also assumed the individual leases of a 120-bed facility known as Broadmoor Nursing Home, with an initial lease term of ten years with first year rent of $540,000, escalating to $780,000 in the second year, and 2% annually thereafter, and a 99-bed skilled nursing facility known as Leake County Nursing Home, with a lease term of two years with annual rent of $300,000. The two assumed leases are estimated to be at market rates.
On November, 1 2016, the Company amended and restated the Lease ("Amended Lease") with the Lessor to directly lease an additional twelve facilities located in Alabama from the Lessor, which resulted in the following business acquisitions: (i) a 87-bed skilled nursing facility known as Golden Living Center - Arab; (ii) a 180-bed skilled nursing facility known as Golden Living Center - Meadowood; (iii) a 132-bed skilled nursing facility known as Golden Living Center - Riverchase; (iv) a 100-bed skilled nursing facility known as Golden Living Center - Boaz; (v) a 154-bed skilled nursing facility known as Golden Living Center - Foley; (vi) a 50-bed skilled nursing facility known as Golden Living Center - Hueytown; (vii) a 85-bed skilled nursing facility known as Golden Living Center - Lanett; (viii) a 138-bed skilled nursing facility known as Golden Living Center - Montgomery; (ix) a 120-bed skilled nursing facility known as Golden Living Center - Oneonta; (x) a 173-bed skilled nursing facility known as Golden Living Center - Oxford; (xi) a 94-bed skilled nursing facility known as Golden Living Center - Pell City; (xii) a 123-bed skilled nursing facility known as Golden Living Center - Winfield. The Amended Lease is triple net and has an initial term of ten years with two separate five year options to extend the term. Base rent for the amended lease is $24,675,000 for the first year and escalates 2% annually thereafter.
The Company leased these facilities to assume the operations, and did not take ownership of the properties. The completion of this acquisition brings the Company's operations to 76 nursing centers with 8,453 skilled nursings beds. The acquisition is expected to be accretive to earnings early in the Company's tenure as the operator of the Facilities.
NOTE 2.    BASIS OF PRESENTATION

These statements have been derived from the historical condensed consolidated financial statements of Diversicare on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2016 and Form 10-Q for the quarter ended September 30, 2016 filed with the SEC on November 3, 2016, and the historical carve-out financial statements related to the Alabama and Mississippi Golden Living Centers that are included in Exhibits 99.1 and 99.2, respectively, contained in this Current Report on Form 8-K/A. Certain financial statement line items included in Golden Living's historical presentation have been disaggregated or condensed to conform to corresponding financial statement line items included in our historical presentation. The reclassification of these items had no impact on the historical earnings from continuing operations, total assets, total liabilities, or shareholders’ equity reported by Diversicare or the Alabama and Mississippi Golden Living Centers, respectively.

NOTE 3.    ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
Adjustments that are directly attributable to the acquisition, factually supportable and expected to have a continuing impact are reflected in the pro forma financial statements. Pro forma adjustments are necessary to reflect amounts related to the Golden Living Alabama and Mississippi assets and liabilities, to adjust for costs directly related to the transaction, and to reflect the income tax effects related to the pro forma adjustments. There were no inter-company transactions between Diversicare and Golden Living requiring elimination. Certain pro forma adjustments were required to conform Golden Living's accounting policies and presentation to our accounting policies and presentation.
The accompanying statements have been prepared as if the acquisition was completed on September 30, 2016 for balance sheet purposes and January 1, 2015 for statement of operations purposes, and reflect the following adjustments:

(a)	Adjusts the historical presentation of Golden Living's financial statements to conform to our presentation with no net impact on expenses.

(b)	Adjusts for the additional rent expense, recorded on a straight-line basis, in accordance with the terms of the leases related to the new centers.

(c)
Adjusts for the acquisition related costs of $631,000 expensed by Diversicare during the nine month period ended September 30, 2016, since these costs are direct and incremental to the transaction and are not expected to recur.

(d)	Adjusts for the elimination of depreciation and amortization related to assets of the Alabama and Mississippi Golden Living Centers which were not acquired by Diversicare.

(e)	Adjusts for the elimination of interest expense related to debt of the Alabama and Mississippi Golden Living Centers which was not assumed by Diversicare.

(f)	To record the income tax effects of the pro forma statement of operations adjustments using a combined statutory state and federal estimated income tax rate of 39.1%.

(g)	Adjusts for the removal of the assets and liabilities of the Alabama and Mississippi Golden Living Centers which were not acquired or assumed by Diversicare.

(h)	Adjusts for the $799,000 exchange of cash from Golden Living to Diversicare for assuming the vacation accrual related to the Alabama and Mississippi centers from Golden Living.

(i)	Adjusts for the acquisition related costs of $1,707,000 expensed by Diversicare after September 30, 2016, since these costs are direct and incremental to the transaction and are not expected to recur.